General and administrative expense and Termination benefits	12 Months Ended
Dec. 31, 2022
General and administrative expense [Abstract]
General and administrative expense and Termination benefits
27 General and administrative expense and Termination benefits
General and administrative expense
General and administrative expense is comprised of the following:

	For the year ended December 31,
	2020	2021	2022
In thousands of USD	Restated	Restated
Staff Costs	66,976	83,549	63,841
Occupancy Costs	1,589	1,740	2,648
Professional fees	12,899	18,250	11,952
Travel and entertainment	1,735	1,910	3,458
Office and related expenses	7,361	7,332	8,905
Bank fees & payment costs	715	646	778
Bad debt expense / reversal	5,582	1,711	6,523
Tax expenses	14,747	11,125	11,214
Depreciation and amortization	9,282	9,656	11,646
Other general and administrative expense	9,905	5,801	4,884
General and administrative expense	130,791	141,720	125,849
Staff costs expense includes share options granted to eligible employees of USD 8,240 thousand (2021: USD 34,548 thousand and 2020: USD 24,710 thousand).
As of December 31, 2022 Tax expenses, that refers to taxes expenses other than income tax, includes mainly USD 4,952 thousand (December 31, 2021: USD 7,064 thousand and 2020: USD 9,426 thousand) for expenses related to withholding taxes and USD 3,020 thousand (December 31, 2021: USD 994 thousand and 2020: USD 2,729 thousand) related to VAT.
As of December 31, 2022 Other general and administrative expense includes USD 4,274 thousand (2021: USD 4,238 thousand and 2020: USD 3,139 thousand) for insurance premiums. As of December 31, 2020, other general and administrative expense also includes a litigation settlement accrual of USD 5,000 thousand. As disclosed in prior years, several putative class action lawsuits were filed in the U.S. District Court for the Southern District of New York and the New York County Supreme Court against us and other defendants, including certain current and former members of our management and supervisory boards, in 2019. The cases asserted claims under federal securities laws based on alleged misstatements and omissions in connection with, and following, our initial public offering. On August 11, 2020, we reached an agreement to fully resolve all of the actions, subject to conditions including court approval. Under this agreement, in which the defendants did not admit any liability or wrongdoing, Jumia made a settlement payment of $5 million on January 18, 2021, $1 million of which was funded by insurance coverage proceeds received on January 13, 2021. The U.S. District Court for the Southern District of New York and the New York County Supreme Court approved the settlement agreement in March 2021. No shareholders have filed objections to the settlements.
Termination benefits
Termination benefits relate to redundancy expenses amounting to USD 3,706 thousand as of December 31, 2022 as a result of a significant action in the fourth quarter of 2022 to streamline the Group's organization structure and reduce the Group's headcount. As of December 31, 2021 and 2020 there are no material redundancy costs.